UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2018

Date of reporting period:	January 1, 2018 — June 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Variable Trust

Semiannual report
6 | 30 | 18

Putnam VT
George Putnam Balanced Fund

Message from the Trustees

August 9, 2018

Dear Shareholder:

During the first half of 2018, conditions became more challenging for global financial markets. After an extended period of record advances and low volatility, a downturn early in the year pushed stocks into a brief correction. The market has since rallied, but both stocks and bonds have been more volatile, due in part to uncertainty surrounding trade policy and interest rates. Fortunately, navigating a change in market trends is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions, in the case of bonds, about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Performance summary (as of 6/30/18)

Investment objective

Balanced investment comprising a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value June 30, 2018

Class IA: $11.87	Class IB: $11.84

Total return at net asset value

					George
				Bloomberg	Putnam
			S&P 500	Barclays	Blended
			Index	U.S.	Index
			(primary	Aggregate	(secondary
(as of	Class IA	Class IB	bench-	Bond	bench-
6/30/18)	shares*	shares*	mark)	Index	mark)
6 months	1.37%	1.22%	2.65%	–1.62%	1.10%
1 year	8.63	8.40	14.37	–0.40	8.45
5 years	51.94	50.00	87.70	11.89	54.32
Annualized	8.73	8.45	13.42	2.27	9.06
10 years	78.60	74.22	163.40	44.09	118.78
Annualized	5.97	5.71	10.17	3.72	8.14
Life	150.86	139.63	257.94	154.97	245.99
Annualized	4.67	4.43	6.53	4.75	6.35

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the S&P 500 Index and 40% of which is based on the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities. The S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT George Putnam Balanced Fund 1

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 1/1/18 to 6/30/18. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/17	0.73%	0.98%
Annualized expense ratio for the six-month
period ended 6/30/18	0.71%	0.96%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 6/30/18		ended 6/30/18
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$3.54	$4.79	$3.56	$4.81
Ending value
(after
expenses)	$1,013.70	$1,012.20	$1,021.27	$1,020.03

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/18. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

2 Putnam VT George Putnam Balanced Fund

The fund’s portfolio 6/30/18 (Unaudited)

COMMON STOCKS (62.1%)*	Shares	Value

Basic materials (2.3%)
Alcoa Corp. †	4,348	$203,834
Archer-Daniels-Midland Co.	786	36,022
DowDuPont, Inc.	16,873	1,112,268
FMC Corp.	4,882	435,523
PPG Industries, Inc.	345	35,787
Sherwin-Williams Co. (The)	1,613	657,410
Summit Materials, Inc. Class A	9,432	247,590
W.R. Grace & Co.	1,493	109,452
Yellow Cake PLC 144A (United Kingdom) †	154,456	407,687
		3,245,573
Capital goods (5.5%)
AO Smith Corp.	1,884	111,439
Ball Corp.	7,085	251,872
Boeing Co. (The)	2,880	966,269
Deere & Co.	1,791	250,382
Dover Corp.	4,925	360,510
Emerson Electric Co.	14,551	1,006,056
Fortive Corp.	9,703	748,198
Honeywell International, Inc.	9,028	1,300,483
KION Group AG (Germany)	235	16,886
Raytheon Co.	3,968	766,538
Roper Technologies, Inc.	2,568	708,537
Textron, Inc.	9,580	631,418
Waste Connections, Inc.	7,966	599,680
		7,718,268
Communication services (2.7%)
American Tower Corp. R	2,307	332,600
AT&T, Inc.	32,199	1,033,904
Charter Communications, Inc. Class A † S	2,013	590,232
Comcast Corp. Class A	14,357	471,053
DISH Network Corp. Class A †	9,892	332,470
Verizon Communications, Inc.	19,379	974,957
		3,735,216
Computers (1.9%)
Apple, Inc.	14,364	2,658,920
		2,658,920
Conglomerates (0.8%)
Danaher Corp.	11,392	1,124,163
		1,124,163
Consumer cyclicals (6.6%)
Advance Auto Parts, Inc.	1,769	240,053
Amazon.com, Inc. †	1,578	2,682,284
BJ’s Wholesale Club Holdings, Inc. †	8,721	206,252
Booking Holdings, Inc. †	364	737,861
Burlington Stores, Inc. †	1,233	185,603
Ecolab, Inc.	564	79,146
General Motors Co.	24,317	958,090
Hilton Worldwide Holdings, Inc.	5,990	474,168
Home Depot, Inc. (The)	7,911	1,543,436
NIKE, Inc. Class B	3,253	259,199
O’Reilly Automotive, Inc. †	1,074	293,814
TJX Cos., Inc. (The)	4,952	471,331
Walmart, Inc.	6,766	579,508
Walt Disney Co. (The)	2,124	222,616
Wynn Resorts, Ltd.	2,179	364,634
		9,297,995

COMMON STOCKS (62.1%)* cont.	Shares	Value

Consumer staples (4.8%)
Chipotle Mexican Grill, Inc. †	925	$399,017
Church & Dwight Co., Inc.	4,969	264,152
Coca-Cola Co. (The)	30,854	1,353,256
Constellation Brands, Inc. Class A	726	158,900
Costco Wholesale Corp.	2,692	562,574
Kellogg Co.	6,103	426,417
Kraft Heinz Co. (The)	2,099	131,859
Kroger Co. (The)	12,358	351,585
McCormick & Co., Inc. (non-voting shares) S	4,478	519,851
PepsiCo, Inc.	7,008	762,961
Procter & Gamble Co. (The)	11,268	879,580
Restaurant Brands International, Inc. (Canada)	3,506	211,412
Walgreens Boots Alliance, Inc.	5,851	351,148
Yum China Holdings, Inc. (China)	9,466	364,062
		6,736,774
Electronics (2.5%)
Intel Corp.	9,839	489,097
NXP Semiconductor NV †	3,417	373,376
ON Semiconductor Corp. † S	32,837	730,131
Qualcomm, Inc.	22,832	1,281,332
Texas Instruments, Inc.	5,279	582,010
		3,455,946
Energy (3.6%)
Anadarko Petroleum Corp.	4,942	362,002
BP PLC (United Kingdom)	129,992	989,787
Cairn Energy PLC (United Kingdom) †	106,768	352,100
Cenovus Energy, Inc. (Canada)	66,851	694,113
ConocoPhillips	5,590	389,176
Exxon Mobil Corp.	10,314	853,277
Noble Energy, Inc.	9,051	319,319
Seven Generations Energy, Ltd. Class A (Canada) †	25,865	285,083
TOTAL SA (France)	12,729	774,068
		5,018,925
Financials (10.3%)
American International Group, Inc.	8,496	450,458
Assured Guaranty, Ltd.	17,214	615,056
Bank of America Corp.	79,129	2,230,647
BlackRock, Inc.	1,384	690,671
Chubb, Ltd.	3,402	432,122
Citigroup, Inc.	22,961	1,536,550
E*Trade Financial Corp. †	13,877	848,717
Gaming and Leisure Properties, Inc. R	10,903	390,327
Goldman Sachs Group, Inc. (The)	4,937	1,088,954
Intercontinental Exchange, Inc.	5,480	403,054
Invesco, Ltd.	9,277	246,397
Investment Technology Group, Inc.	10,066	210,581
JPMorgan Chase & Co.	10,310	1,074,302
KKR & Co., Inc.	43,670	1,085,200
Oportun Financial Corp. (acquired 6/23/15,
cost $42,371) (Private) † ∆∆ F	14,867	31,877
Prudential PLC (United Kingdom)	40,882	934,101
Raymond James Financial, Inc.	5,680	507,508
Visa, Inc. Class A	12,337	1,634,036
		14,410,558
Health care (7.6%)
Alexion Pharmaceuticals, Inc. †	3,763	467,176
Amgen, Inc.	2,701	498,578
Baxter International, Inc.	5,108	377,175
Becton Dickinson and Co.	4,440	1,063,646

Putnam VT George Putnam Balanced Fund 3

COMMON STOCKS (62.1%)* cont.	Shares	Value

Health care cont.
Biogen, Inc. †	650	$188,656
Boston Scientific Corp. †	18,974	620,450
Bristol-Myers Squibb Co.	12,250	677,915
Cigna Corp.	3,893	661,615
Cooper Cos., Inc. (The)	515	121,257
Dentsply Sirona, Inc.	4,184	183,134
Gilead Sciences, Inc.	12,798	906,610
Intuitive Surgical, Inc. †	799	382,306
Jazz Pharmaceuticals PLC †	2,227	383,712
Johnson & Johnson	5,505	667,977
McKesson Corp.	1,643	219,176
Merck & Co., Inc.	14,407	874,505
Mettler-Toledo International, Inc. †	516	298,573
Pfizer, Inc.	14,779	536,182
UnitedHealth Group, Inc.	4,226	1,036,807
Vertex Pharmaceuticals, Inc. †	2,820	479,287
		10,644,737
Semiconductor (0.6%)
Applied Materials, Inc.	17,820	823,106
		823,106
Software (4.1%)
Activision Blizzard, Inc.	15,923	1,215,243
Everbridge, Inc. †	6,526	309,463
Microsoft Corp.	28,536	2,813,935
NetEase, Inc. ADR (China)	1,660	419,432
Oracle Corp.	12,561	553,438
Tencent Holdings, Ltd. (China)	8,536	428,454
		5,739,965
Technology services (5.4%)
Alibaba Group Holding, Ltd. ADR (China) †	2,017	374,214
Alphabet, Inc. Class A †	2,396	2,705,539
DXC Technology Co.	11,876	957,324
Facebook, Inc. Class A †	10,133	1,969,045
Fidelity National Information Services, Inc.	3,311	351,065
GoDaddy, Inc. Class A †	3,394	239,616
NCSOFT Corp. (South Korea)	1,621	539,606
salesforce.com, Inc. †	3,468	473,035
		7,609,444
Transportation (0.5%)
Norfolk Southern Corp.	4,788	722,366
		722,366
Utilities and power (2.9%)
Ameren Corp.	2,444	148,717
American Electric Power Co., Inc.	10,022	694,024
Dominion Energy, Inc.	4,779	325,832
Duke Energy Corp.	3,696	292,280
Edison International	2,489	157,479
Exelon Corp.	13,878	591,203
Kinder Morgan, Inc.	45,675	807,077
NextEra Energy, Inc.	2,855	476,871
NRG Energy, Inc.	16,502	506,611
PG&E Corp.	1,242	52,860
		4,052,954

Total common stocks (cost $76,481,083)		$86,994,910

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (14.9%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.6%)
Government National Mortgage Association
Pass-Through Certificates
3.50%, TBA, 8/1/48	$1,000,000	$1,002,266
3.50%, TBA, 7/1/48	1,000,000	1,003,438
3.50%, with due dates from 11/20/47
to 11/20/47	678,397	680,716
3.00%, TBA, 7/1/48	1,000,000	978,125
		3,664,545
U.S. Government Agency Mortgage Obligations (12.3%)
Federal National Mortgage Association
Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	177,866	192,954
5.00%, 8/1/33	65,653	69,988
4.50%, TBA, 7/1/48	4,000,000	4,165,000
4.50%, TBA, 8/1/47	4,000,000	4,158,125
4.00%, TBA, 7/1/48	2,000,000	2,039,062
3.50%, 1/1/57	1,821,715	1,809,333
3.50%, TBA, 8/1/48	1,000,000	993,984
3.50%, TBA, 7/1/48	1,000,000	995,156
3.00%, TBA, 7/1/48	2,000,000	1,937,188
3.00%, 6/1/46	829,378	806,181
		17,166,971
Total U.S. government and agency mortgage
obligations (cost $20,867,896)		$20,831,516

U.S. TREASURY OBLIGATIONS (11.1%)*	Principal amount	Value

U.S. Treasury Bonds
3.00%, 2/15/47	$430,000	$431,344
2.75%, 8/15/42 #	1,970,000	1,894,032
U.S. Treasury Notes
2.125%, 12/31/22	1,800,000	1,754,634
2.00%, 2/15/22	1,790,000	1,748,452
2.00%, 11/30/20	2,920,000	2,879,873
1.875%, 11/30/21	1,780,000	1,734,471
1.50%, 5/31/20	2,710,000	2,657,737
1.125%, 12/31/19	950,000	931,163
1.00%, 8/31/19	1,500,000	1,475,613
Total U.S. treasury obligations (cost $15,866,599)		$15,507,319

CORPORATE BONDS AND NOTES (14.6%)*	Principal amount	Value

Basic materials (0.9%)
Celanese US Holdings, LLC company
guaranty sr. unsec. unsub. notes 4.625%,
11/15/22 (Germany)	$71,000	$72,992
CF Industries, Inc. 144A company
guaranty sr. notes 4.50%, 12/1/26	165,000	163,830
Eastman Chemical Co. sr. unsec. notes 3.80%,
3/15/25	90,000	88,994
Georgia-Pacific, LLC sr. unsec.
unsub. notes 7.75%, 11/15/29	135,000	180,778
Glencore Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 11/15/41
(Canada)	5,000	5,175
Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4.625%, 4/29/24	81,000	81,439
Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4.00%, 4/16/25	54,000	51,962
International Paper Co. sr. unsec. notes 8.70%,
6/15/38	10,000	13,953
Sherwin-Williams Co. (The) sr. unsec.
unsub. bonds 3.45%, 6/1/27	115,000	108,649

4 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS
AND NOTES (14.6%)* cont.	Principal amount	Value

Basic materials cont.
Westlake Chemical Corp. company
guaranty sr. unsec. unsub. bonds 4.375%,
11/15/47	$15,000	$13,823
Westlake Chemical Corp. company
guaranty sr. unsec. unsub. notes 3.60%, 8/15/26	150,000	142,316
WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 8.20%, 1/15/30	140,000	185,116
WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 7.95%, 2/15/31	10,000	13,121
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%,
3/15/32 R	82,000	104,230
		1,226,378
Capital goods (0.4%)
Johnson Controls International PLC sr. unsec.
unsub. bonds 4.50%, 2/15/47	115,000	109,782
L3 Technologies, Inc. company guaranty sr. unsec.
bonds 3.85%, 12/15/26	10,000	9,623
Northrop Grumman Systems Corp. company
guaranty sr. unsec. unsub. notes 7.875%, 3/1/26	30,000	37,510
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	110,000	109,725
Republic Services, Inc. sr. unsec. notes 3.95%,
5/15/28	135,000	133,173
Rockwell Collins, Inc. sr. unsec. bonds 4.35%,
4/15/47	193,000	184,330
		584,143
Communication services (1.2%)
American Tower Corp. sr. unsec.
unsub. bonds 3.55%, 7/15/27 R	85,000	79,055
American Tower Corp. sr. unsec.
unsub. bonds 3.375%, 10/15/26 R	75,000	69,419
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	12,000	10,719
AT&T, Inc. 144A sr. unsec. notes 4.10%, 2/15/28	180,000	172,003
CC Holdings GS V, LLC/Crown Castle GS III Corp.
company guaranty sr. notes 3.849%, 4/15/23	30,000	29,728
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. bonds 6.484%, 10/23/45	101,000	106,458
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. notes 4.908%, 7/23/25	38,000	38,376
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. bonds 5.375%, 5/1/47	74,000	67,199
Comcast Cable Communications Holdings, Inc.
company guaranty sr. unsec. notes 9.455%,
11/15/22	25,000	30,733
Comcast Corp. company guaranty sr. unsec.
unsub. bonds 3.999%, 11/1/49	76,000	66,800
Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.50%, 11/15/35	27,000	32,066
Comcast Corp. company guaranty sr. unsec.
unsub. notes 3.15%, 3/1/26	135,000	126,770
Cox Communications, Inc. 144A sr. unsec.
bonds 3.50%, 8/15/27	95,000	88,375
Crown Castle International Corp. sr. unsec.
bonds 3.80%, 2/15/28 R	75,000	70,300
Crown Castle International Corp. sr. unsec.
bonds 3.65%, 9/1/27 R	85,000	79,063
Crown Castle International Corp. sr. unsec.
notes 4.875%, 4/15/22 R	10,000	10,315
Crown Castle International Corp. sr. unsec.
notes 4.75%, 5/15/47 R	25,000	23,567

CORPORATE BONDS
AND NOTES (14.6%)* cont.	Principal amount	Value

Communication services cont.
Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883%, 8/15/20	$105,000	$107,686
Koninklijke KPN NV sr. unsec.
unsub. bonds 8.375%, 10/1/30 (Netherlands)	10,000	13,097
Rogers Communications, Inc. company
guaranty sr. unsec. bonds 8.75%, 5/1/32 (Canada)	10,000	13,314
Rogers Communications, Inc. company
guaranty sr. unsec. unsub. notes 4.50%, 3/15/43
(Canada)	35,000	34,458
Telefonica Emisiones SAU company
guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	150,000	138,263
Verizon Communications, Inc. sr. unsec.
unsub. notes 4.522%, 9/15/48	40,000	36,468
Verizon Communications, Inc. sr. unsec.
unsub. notes 4.125%, 3/16/27	60,000	59,378
Videotron, Ltd./Videotron Ltee. 144A sr. unsec.
notes 5.125%, 4/15/27 (Canada)	80,000	77,616
Vodafone Group PLC sr. unsec.
unsub. notes 4.375%, 5/30/28 (United Kingdom)	105,000	103,752
		1,684,978
Consumer cyclicals (1.6%)
21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7.85%, 3/1/39	25,000	34,501
21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7.75%, 1/20/24	135,000	160,248
Alimentation Couche-Tard, Inc. 144A company
guaranty sr. unsec. notes 3.55%, 7/26/27
(Canada)	80,000	75,528
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	115,000	112,655
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	95,000	90,980
Autonation, Inc. company guaranty sr. unsec.
notes 4.50%, 10/1/25	30,000	29,796
Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5.50%, 2/1/20	92,000	94,735
CBS Corp. company guaranty sr. unsec.
unsub. bonds 2.90%, 1/15/27	64,000	57,017
CBS Corp. company guaranty sr. unsec.
unsub. notes 4.60%, 1/15/45	76,000	70,121
CBS Corp. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/26	24,000	23,275
Dollar General Corp. sr. unsec. sub. notes 3.25%,
4/15/23	60,000	58,958
Ecolab, Inc. sr. unsec. unsub. notes 3.25%,
12/1/27	175,000	167,558
Ford Motor Co. sr. unsec. unsub. notes 4.346%,
12/8/26	100,000	98,141
General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 4.00%, 10/6/26	35,000	33,181
General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	47,000	46,110
Hilton Domestic Operating Co., Inc. company
guaranty sr. unsec. sub. notes 4.25%, 9/1/24	20,000	19,000
Hilton Worldwide Finance, LLC/Hilton Worldwide
Finance Corp. company guaranty sr. unsec.
notes 4.875%, 4/1/27	135,000	130,275
Host Hotels & Resorts LP sr. unsec.
unsub. notes 6.00%, 10/1/21 R	48,000	50,918
Host Hotels & Resorts LP sr. unsec.
unsub. notes 5.25%, 3/15/22 R	22,000	22,919
IHS Markit, Ltd. 144A company
guaranty notes 4.75%, 2/15/25 (United Kingdom)	145,000	143,550

Putnam VT George Putnam Balanced Fund 5

CORPORATE BONDS
AND NOTES (14.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
IHS Markit, Ltd. 144A company guaranty sr. unsec.
notes 4.00%, 3/1/26 (United Kingdom)	$37,000	$35,058
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	135,000	126,756
Moody’s Corp. sr. unsec. notes 3.25%, 1/15/28	60,000	56,321
NVR, Inc. sr. unsec. notes 3.95%, 9/15/22	65,000	65,525
Omnicom Group, Inc. company guaranty sr. unsec.
unsub. notes 3.60%, 4/15/26	55,000	52,629
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	50,000	49,624
S&P Global, Inc. company guaranty sr. unsec.
unsub. notes 4.40%, 2/15/26	52,000	53,316
Sirius XM Radio, Inc. 144A sr. unsec.
bonds 5.00%, 8/1/27	125,000	116,563
Standard Industries, Inc. 144A sr. unsec.
notes 5.00%, 2/15/27	130,000	120,575
Wyndham Destinations, Inc. sr. unsec.
unsub. bonds 4.50%, 4/1/27	60,000	58,350
		2,254,183
Consumer staples (1.2%)
Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. bonds 4.90%, 2/1/46	221,000	227,269
Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. bonds 3.65%, 2/1/26	25,000	24,474
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	200,000	186,000
CVS Pass-Through Trust 144A sr. mtge.
notes 7.507%, 1/10/32	137,810	161,559
CVS Pass-Through Trust 144A sr. mtge.
notes 4.704%, 1/10/36	13,089	12,812
Diageo Investment Corp. company
guaranty sr. unsec. notes 8.00%, 9/15/22	74,000	87,029
ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 7.00%, 10/15/37	150,000	187,455
ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 5.625%, 3/15/42	85,000	92,148
Kraft Heinz Co. (The) company guaranty sr. unsec.
bonds 4.375%, 6/1/46	120,000	103,812
Kraft Heinz Co. (The) company guaranty sr. unsec.
notes Ser. 144A, 6.875%, 1/26/39	55,000	64,848
Kraft Heinz Co. (The) company guaranty sr. unsec.
unsub. notes 6.50%, 2/9/40	5,000	5,635
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	120,000	116,700
Maple Escrow Subsidiary, Inc. 144A company
guaranty sr. unsec. notes 4.597%, 5/25/28	176,000	176,353
Newell Brands, Inc. sr. unsec.
unsub. notes 4.20%, 4/1/26	105,000	101,436
Walgreens Boots Alliance, Inc. sr. unsec.
bonds 3.45%, 6/1/26	80,000	74,564
		1,622,094
Energy (1.1%)
BP Capital Markets PLC company guaranty
sr. unsec. bonds 3.119%, 5/4/26 (United Kingdom)	70,000	66,609
Canadian Natural Resources, Ltd. sr. unsec.
unsub. bonds 3.85%, 6/1/27 (Canada)	50,000	48,778
Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.125%, 6/30/27	65,000	64,431
Concho Resources, Inc. company
guaranty sr. unsec. notes 3.75%, 10/1/27	135,000	129,862
Energy Transfer Partners LP jr. unsec. sub. FRB
Ser. B, 6.625%, perpetual maturity	257,000	234,513
Energy Transfer Partners LP sr. unsec.
unsub. notes 7.60%, 2/1/24	30,000	33,794

CORPORATE BONDS
AND NOTES (14.6%)* cont.	Principal amount	Value

Energy cont.
Energy Transfer Partners LP sr. unsec.
unsub. notes 6.50%, 2/1/42	$50,000	$51,815
Energy Transfer Partners LP sr. unsec.
unsub. notes 5.20%, 2/1/22	35,000	36,316
EOG Resources, Inc. sr. unsec.
unsub. notes 5.625%, 6/1/19	30,000	30,711
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	110,000	102,583
Equinor ASA company guaranty sr. unsec.
notes 5.10%, 8/17/40 (Norway)	70,000	77,909
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	55,000	63,919
Marathon Petroleum Corp. sr. unsec.
unsub. notes 6.50%, 3/1/41	25,000	29,114
Petroleos Mexicanos company guaranty sr. unsec.
unsub. notes 4.50%, 1/23/26 (Mexico)	39,000	36,590
Sabine Pass Liquefaction, LLC sr. bonds 4.20%,
3/15/28	30,000	29,043
Sabine Pass Liquefaction, LLC sr. notes 5.00%,
3/15/27	135,000	137,185
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. 144A company
guaranty sr. unsec. unsub. bonds 5.00%, 1/15/28	65,000	60,450
Transcanada Trust company guaranty jr. unsec.
sub. FRB 5.30%, 3/15/77 (Canada)	135,000	127,645
Williams Partners LP sr. unsec. sub. notes 4.30%,
3/4/24	160,000	159,837
Williams Partners LP sr. unsec. sub. notes 3.60%,
3/15/22	25,000	24,878
		1,545,982
Financials (4.7%)
Air Lease Corp. sr. unsec. unsub. notes 3.625%,
4/1/27	25,000	22,921
Air Lease Corp. sr. unsec. unsub. notes 3.00%,
9/15/23	115,000	108,973
Ally Financial, Inc. sub. unsec. notes 5.75%,
11/20/25	75,000	76,406
American International Group, Inc. jr. unsec.
sub. FRB 8.175%, 5/15/58	114,000	143,640
Aon PLC company guaranty sr. unsec.
unsub. notes 4.25%, 12/12/42	200,000	180,851
Aviation Capital Group, LLC 144A sr. unsec.
unsub. notes 7.125%, 10/15/20	35,000	37,747
Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.10%, perpetual maturity	32,000	33,120
Bank of America Corp. unsec. sub. notes 6.11%,
1/29/37	150,000	172,632
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32
(Canada)	40,000	37,052
Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. notes 4.30%, 5/15/43	73,000	73,797
BGC Partners, Inc. sr. unsec. notes 5.125%,
5/27/21	10,000	10,277
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24
(France)	200,000	202,905
Cantor Fitzgerald LP 144A unsec. notes 6.50%,
6/17/22	89,000	94,481
Capital One Financial Corp. unsec.
sub. notes 4.20%, 10/29/25	80,000	77,693
CBRE Services, Inc. company guaranty sr. unsec.
notes 5.25%, 3/15/25	27,000	28,417
CBRE Services, Inc. company guaranty sr. unsec.
unsub. notes 4.875%, 3/1/26	73,000	75,539

6 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS
AND NOTES (14.6%)* cont.	Principal amount	Value

Financials cont.
CIT Group, Inc. sr. unsec. unsub. notes 5.25%,
3/7/25	$54,000	$54,405
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	10,000	9,515
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	245,000	232,976
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	110,000	108,200
CNO Financial Group, Inc. sr. unsec.
unsub. notes 5.25%, 5/30/25	40,000	39,700
Cooperatieve Rabobank UA 144A jr. unsec. sub. FRN
11.00%, perpetual maturity (Netherlands)	150,000	160,688
Credit Suisse Group AG 144A sr. unsec.
bonds 4.282%, 1/9/28 (Switzerland)	280,000	272,369
Digital Realty Trust LP company
guaranty sr. unsec. bonds 4.45%, 7/15/28 R	145,000	145,453
Duke Realty LP company guaranty sr. unsec.
unsub. notes 4.375%, 6/15/22 R	122,000	125,412
Fairfax Financial Holdings, Ltd. 144A sr. unsec.
notes 4.85%, 4/17/28 (Canada)	130,000	128,564
Fairfax US, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 8/13/24	35,000	35,579
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%,
perpetual maturity	29,000	28,550
Goldman Sachs Group, Inc. (The) sr. unsec. FRB
4.223%, 5/1/29	225,000	221,605
Goldman Sachs Group, Inc. (The) sr. unsec.
unsub. notes 3.85%, 1/26/27	240,000	230,479
Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 6.625%, 3/30/40	238,000	300,608
Hospitality Properties Trust sr. unsec.
notes 4.375%, 2/15/30 R	61,000	56,441
Hospitality Properties Trust sr. unsec.
unsub. notes 4.50%, 3/15/25 R	30,000	29,359
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23
(Netherlands)	200,000	210,935
JPMorgan Chase & Co. jr. unsec. bonds 6.10%,
perpetual maturity	26,000	26,848
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z,
5.30%, perpetual maturity	120,000	122,220
JPMorgan Chase & Co. sr. unsec. unsub. FRB
3.964%, 11/15/48	355,000	319,194
KKR Group Finance Co., LLC 144A company
guaranty sr. unsec. unsub. notes 6.375%, 9/29/20	60,000	63,847
Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.80%, 3/15/37	26,000	30,680
Massachusetts Mutual Life Insurance Co. 144A
unsec. sub. notes 8.875%, 6/1/39	155,000	242,632
MetLife Capital Trust IV 144A jr. unsec.
sub. notes 7.875%, 12/15/37	400,000	495,968
Mid-America Apartments LP sr. unsec. notes 4.30%,
10/15/23 R	30,000	30,697
Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 4.875%,
4/15/45	35,000	34,022
OneAmerica Financial Partners, Inc. 144A
sr. unsec. notes 7.00%, 10/15/33	56,000	69,657
Prudential Financial, Inc. jr. unsec. sub. FRN
5.625%, 6/15/43	35,000	36,313
Prudential Financial, Inc. jr. unsec. sub. FRN
5.20%, 3/15/44	137,000	136,829

CORPORATE BONDS
AND NOTES (14.6%)* cont.	Principal amount	Value

Financials cont.
Prudential Financial, Inc. sr. unsec.
notes 6.625%, 6/21/40	$35,000	$44,972
Royal Bank of Canada unsec. sub. notes Ser. GMTN,
4.65%, 1/27/26 (Canada)	45,000	45,654
Santander UK PLC 144A unsec. sub. notes 5.00%,
11/7/23 (United Kingdom)	265,000	269,211
Teachers Insurance & Annuity Association
of America 144A unsec. sub. notes 6.85%,
12/16/39	40,000	52,961
Toronto-Dominion Bank (The) unsec. sub. FRB
3.625%, 9/15/31 (Canada)	68,000	63,995
UBS AG unsec. sub. notes 5.125%, 5/15/24
(Switzerland)	360,000	358,859
VEREIT Operating Partnership LP company
guaranty sr. unsec. notes 4.60%, 2/6/24 R	90,000	90,033
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U,
5.875%, perpetual maturity	65,000	66,625
Willis Towers Watson PLC company
guaranty sr. unsec. unsub. notes 5.75%, 3/15/21	110,000	115,967
WP Carey, Inc. sr. unsec. unsub. notes 4.60%,
4/1/24 R	135,000	136,764
		6,621,237
Government (0.4%)
International Bank for Reconstruction &
Development sr. unsec. unsub. bonds 7.625%,
1/19/23 (Supra-Nation)	500,000	599,279
		599,279
Health care (0.9%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	10,000	9,685
Allergan Funding SCS company guaranty sr. unsec.
notes 3.45%, 3/15/22 (Luxembourg)	5,000	4,920
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	83,000	82,070
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	42,000	37,910
Anthem, Inc. sr. unsec. unsub. notes 4.625%,
5/15/42	30,000	29,080
Becton Dickinson and Co. sr. unsec.
unsub. bonds 4.669%, 6/6/47	129,000	124,668
Becton Dickinson and Co. sr. unsec.
unsub. bonds 3.70%, 6/6/27	111,000	105,073
CVS Health Corp. sr. unsec. unsub. bonds 5.05%,
3/25/48	39,000	39,690
CVS Health Corp. sr. unsec. unsub. notes 4.78%,
3/25/38	116,000	114,094
GlaxoSmithKline Capital, Inc. company
guaranty sr. unsec. unsub. notes 3.875%, 5/15/28	100,000	100,788
HCA, Inc. company guaranty sr. bonds 5.25%,
6/15/26	55,000	54,626
HCA, Inc. company guaranty sr. sub. bonds 5.50%,
6/15/47	30,000	27,525
HCA, Inc. company guaranty sr. sub. notes 5.00%,
3/15/24	10,000	10,000
Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 4.50%, 4/1/27 R	20,000	19,050
Omega Healthcare Investors, Inc. company
guaranty sr. unsec. unsub. notes 4.95%, 4/1/24 R	70,000	71,010
Service Corp. International sr. unsec.
notes 4.625%, 12/15/27	30,000	28,338
Shire Acquisitions Investments Ireland DAC
company guaranty sr. unsec. unsub. notes 3.20%,
9/23/26 (Ireland)	100,000	91,364

Putnam VT George Putnam Balanced Fund 7

CORPORATE BONDS
AND NOTES (14.6%)* cont.	Principal amount	Value

Health care cont.
Shire Acquisitions Investments Ireland DAC
company guaranty sr. unsec. unsub. notes 2.875%,
9/23/23 (Ireland)	$70,000	$65,856
UnitedHealth Group, Inc. sr. unsec.
unsub. notes 3.85%, 6/15/28	200,000	200,311
		1,216,058
Technology (1.1%)
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	105,000	93,819
Apple, Inc. sr. unsec. unsub. notes 4.375%,
5/13/45	65,000	66,913
Broadcom Corp./Broadcom Cayman Finance, Ltd.
company guaranty sr. unsec. unsub. notes 3.875%,
1/15/27	158,000	149,445
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. bonds 8.35%, 7/15/46	28,000	33,721
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. notes 5.45%, 6/15/23	129,000	135,016
Fidelity National Information Services, Inc.
sr. unsec. sub. notes Ser. 10Y, 4.25%, 5/15/28	85,000	84,651
Legrand France SA sr. unsec. unsub. notes 8.50%,
2/15/25 (France)	104,000	128,975
Microchip Technology, Inc. 144A company
guaranty sr. notes 4.333%, 6/1/23	125,000	125,289
Microsoft Corp. sr. unsec. unsub. bonds 2.40%,
8/8/26	95,000	87,879
Oracle Corp. sr. unsec. unsub. notes 3.25%,
11/15/27	92,000	88,104
Oracle Corp. sr. unsec. unsub. notes 2.65%,
7/15/26	113,000	104,212
salesforce.com, Inc. sr. unsec.
unsub. notes 3.70%, 4/11/28	190,000	188,641
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	60,000	55,403
Western Digital Corp. company guaranty sr. unsec.
notes 4.75%, 2/15/26	125,000	121,563
		1,463,631
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp.
144A sr. unsec. bonds 3.40%, 11/15/26	56,000	52,220
Southwest Airlines Co. Pass Through Trust
pass-through certificates Ser. 07-1, Class A,
6.15%, 8/1/22	66,942	70,628
United Airlines, Inc. Pass-Through Trust
pass-through certificates Ser. 14-2, Class A,
3.75%, 9/3/26	17,146	16,862
		139,710
Utilities and power (1.0%)
AES Corp./Virginia (The) sr. unsec.
unsub. bonds 5.125%, 9/1/27	60,000	59,850
Appalachian Power Co. sr. unsec.
unsub. notes Ser. L, 5.80%, 10/1/35	55,000	64,416
Commonwealth Edison Co. sr. mtge. bonds 5.875%,
2/1/33	15,000	17,359
Consolidated Edison Co. of New York, Inc.
sr. unsec. unsub. notes 4.20%, 3/15/42	35,000	34,429
El Paso Natural Gas Co., LLC company
guaranty sr. unsec. unsub. notes 8.375%, 6/15/32	75,000	93,287
Emera US Finance LP company guaranty sr. unsec.
notes 3.55%, 6/15/26	45,000	42,370
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%,
12/1/26 (Canada)	55,000	54,501
Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	60,000	55,826

CORPORATE BONDS
AND NOTES (14.6%)* cont.	Principal amount	Value

Utilities and power cont.
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B,
3.90%, 7/15/27	$4,000	$3,880
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C,
4.85%, 7/15/47	6,000	6,135
FirstEnergy Transmission, LLC 144A sr. unsec.
unsub. notes 5.45%, 7/15/44	145,000	162,289
Iberdrola International BV company
guaranty sr. unsec. unsub. bonds 6.75%, 7/15/36
(Spain)	30,000	38,247
IPALCO Enterprises, Inc. sr. sub. notes 3.70%,
9/1/24	35,000	33,938
Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 5.40%, 9/1/44	16,000	15,480
Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 3.50%, 3/1/21	40,000	39,909
Kinder Morgan, Inc. company guaranty sr. unsec.
unsub. notes 3.15%, 1/15/23	70,000	67,586
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	10,000	12,380
NextEra Energy Capital Holdings, Inc. company
guaranty jr. unsec. sub. FRB 4.80%, 12/1/77	90,000	83,925
Oncor Electric Delivery Co., LLC sr. notes 7.00%,
9/1/22	55,000	62,656
Oncor Electric Delivery Co., LLC sr. notes 4.10%,
6/1/22	60,000	61,492
Texas-New Mexico Power Co. 144A 1st
sr. bonds Ser. A, 9.50%, 4/1/19	135,000	141,376
WEC Energy Group, Inc. jr. unsec. sub. FRN
Ser. A, (BBA LIBOR USD 3 Month + 2.11%), 4.455%,
5/15/67	300,000	295,890
		1,447,221

Total corporate bonds and notes (cost $20,423,327)		$20,404,894

MORTGAGE-BACKED SECURITIES (0.7%)* Principal amount		Value

Bellemeade Re, Ltd. 144A FRB Ser. 17-1,
Class M1, (1 Month US LIBOR + 1.70%), 3.791%,
10/25/27 (Bermuda)	$79,967	$79,867
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	124,000	122,996
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	93,000	94,290
COMM Mortgage Trust
FRB Ser. 14-UBS6, Class C, 4.613%, 12/10/47 W	45,000	43,765
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	100,000	104,189
Federal National Mortgage Association Connecticut
Avenue Securities FRB Ser. 16-C05, Class 2M1, (1
Month US LIBOR + 1.35%), 3.441%, 1/25/29	10,403	10,444
FIRSTPLUS Home Loan Owner Trust Ser. 97-3,
Class B1, 7.79%, 11/10/23 (In default) †	14,822	1
GS Mortgage Securities Trust FRB Ser. 14-GC22,
Class C, 4.80%, 6/10/47 W	159,000	156,627
Morgan Stanley Capital I Trust 144A FRB
Ser. 12-C4, Class D, 5.601%, 3/15/45 W	217,000	204,404
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A,
Class E, 8.00%, 12/28/38	220,229	18,169
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646%, 3/15/47 W	14,000	13,956
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	101,000	102,255
WF-RBS Commercial Mortgage Trust 144A FRB
Ser. 11-C3, Class D, 5.847%, 3/15/44 W	82,000	69,467
Total mortgage-backed securities (cost $1,161,613)		$1,020,430

8 Putnam VT George Putnam Balanced Fund

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds, (Build America Bonds),
7.50%, 4/1/34	$30,000	$42,222
North TX, Tollway Auth. Rev. Bonds, (Build
America Bonds), 6.718%, 1/1/49	55,000	78,310
OH State U. Rev. Bonds, (Build America Bonds),
4.91%, 6/1/40	40,000	45,970
Total municipal bonds and notes (cost $125,178)		$166,502

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

Oportun Financial Corp. Ser. A-1, zero % cv. pfd.
(acquired 6/23/15, cost $117) (Private) † ∆∆ F	41	$88
Oportun Financial Corp. Ser. B-1, zero % cv. pfd.
(acquired 6/23/15, cost $2,211) (Private) † ∆∆ F	702	1,664
Oportun Financial Corp. Ser. C-1, zero % cv. pfd.
(acquired 6/23/15, cost $5,197) (Private) † ∆∆ F	1,021	3,910
Oportun Financial Corp. Ser. D-1, zero % cv. pfd.
(acquired 6/23/15, cost $7,538) (Private) † ∆∆ F	1,481	5,671
Oportun Financial Corp. Ser. E-1, zero % cv. pfd.
(acquired 6/23/15, cost $4,227) (Private) † ∆∆ F	770	3,180
Oportun Financial Corp. Ser. F, zero % cv. pfd.
(acquired 6/23/15, cost $12,764) (Private) † ∆∆ F	1,662	9,603
Oportun Financial Corp. Ser. F-1, zero % cv. pfd.
(acquired 6/23/15, cost $35,793) (Private) † ∆∆ F	12,559	26,928
Oportun Financial Corp. Ser. G, zero % cv. pfd.
(acquired 6/23/15, cost $45,261) (Private) † ∆∆ F	15,881	34,051
Oportun Financial Corp. Ser. H, 8.00% cv. pfd.
(acquired 2/6/15, cost $72,763) (Private) † ∆∆ F	25,555	54,739
Total convertible preferred stocks (cost $185,871)		$139,834

SHORT-TERM INVESTMENTS (9.2%)	Shares	Value

Putnam Short Term Investment Fund 2.04% L	$11,558,331	$11,558,331
Putnam Cash Collateral Pool, LLC 2.16% [d]	1,357,125	1,357,125
Total short-term investments (cost $12,915,456)		$12,915,456

Total investments (cost $148,027,023)		$157,980,861

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2018 through June 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $140,124,186.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $171,711, or less than 0.1% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $52,474 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $11,523,658 to cover delayed delivery securities and the settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

Putnam VT George Putnam Balanced Fund 9

FORWARD CURRENCY CONTRACTS at 6/30/18 (aggregate face value $6,298,655) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Canadian Dollar	Sell	7/18/18	$164,652	$168,753	$4,101
	Euro	Buy	9/19/18	492,164	493,159	(995)
Barclays Bank PLC
	British Pound	Sell	9/19/18	449,070	454,299	5,229
	Canadian Dollar	Sell	7/18/18	420,228	429,839	9,611
Citibank, N.A.
	British Pound	Sell	9/19/18	733,662	742,079	8,417
	Euro	Sell	9/19/18	847,837	849,795	1,958
Goldman Sachs International
	British Pound	Sell	9/19/18	815,769	825,075	9,306
	Canadian Dollar	Sell	7/18/18	258,239	267,394	9,155
	Euro	Sell	9/19/18	546,548	547,819	1,271
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	7/18/18	91,228	93,331	2,103
State Street Bank and Trust Co.
	Canadian Dollar	Sell	7/18/18	436,587	446,571	9,984
	Israeli Shekel	Sell	7/18/18	263,189	276,648	13,459
UBS AG
	Australian Dollar	Buy	7/18/18	226,091	231,481	(5,390)
	Australian Dollar	Sell	7/18/18	226,091	234,526	8,435
	Euro	Sell	9/19/18	221,532	222,084	552
WestPac Banking Corp.
	Canadian Dollar	Sell	7/18/18	15,446	15,802	356
Unrealized appreciation						83,937
Unrealized (depreciation)						(6,385)
Total						$77,552

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES
CONTRACTS
OUTSTANDING	Number				Unrealized
at 6/30/18	of	Notional		Expiration	appreciation/
(Unaudited)	contracts	amount	Value	date	(depreciation)
S&P 500 Index
E-Mini (Long)	10	$1,359,185	$1,360,800	Sep-18	$(7,884)
Unrealized appreciation					—
Unrealized (depreciation)					(7,884)
Total					$(7,884)

TBA SALE COMMITMENTS OUTSTANDING at 6/30/18	Principal	Settlement
(proceeds receivable $10,021,367) (Unaudited)	amount	date	Value
Federal National Mortgage Association, 4.50%, 7/1/48	$4,000,000	7/12/18	$4,165,000
Federal National Mortgage Association, 3.50%, 7/1/48	1,000,000	7/12/18	995,156
Federal National Mortgage Association, 3.00%, 8/1/48	2,000,000	8/13/18	1,935,156
Federal National Mortgage Association, 3.00%, 7/1/48	2,000,000	7/12/18	1,937,188
Government National Mortgage Association, 3.50%, 7/1/48	1,000,000	7/19/18	1,003,438
Total			$10,035,938

10 Putnam VT George Putnam Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$2,837,886	$407,687	$—
Capital goods	7,701,382	16,886	—
Communication services	3,735,216	—	—
Conglomerates	1,124,163	—	—
Consumer cyclicals	9,297,995	—	—
Consumer staples	6,736,774	—	—
Energy	2,902,970	2,115,955	—
Financials	13,444,580	934,101	31,877
Health care	10,644,737	—	—
Technology	20,287,381	—	—
Transportation	722,366	—	—
Utilities and power	4,052,954	—	—
Total common stocks	83,488,404	3,474,629	31,877
Convertible preferred stocks	—	—	139,834
Corporate bonds and notes	—	20,404,894	—
Mortgage-backed securities	—	1,020,430	—
Municipal bonds and notes	—	166,502	—
U.S. government and agency mortgage obligations	—	20,831,516	—
U.S. treasury obligations	—	15,507,319	—
Short-term investments	11,558,331	1,357,125	—
Totals by level	$95,046,735	$62,762,415	$171,711

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$77,552	$—
Futures contracts	(7,884)	—	—
TBA sale commitments	—	(10,035,938)	—
Totals by level	$(7,884)	$(9,958,386)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 11

Statement of assets and liabilities
6/30/18 (Unaudited)

Assets
Investment in securities, at value, including $1,327,928 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $135,111,567)	$145,065,405
Affiliated issuers (identified cost $12,915,456) (Notes 1 and 5)	12,915,456
Dividends, interest and other receivables	503,019
Receivable for shares of the fund sold	30,113
Receivable for investments sold	2,655,143
Receivable for sales of delayed delivery securities (Note 1)	5,875,207
Unrealized appreciation on forward currency contracts (Note 1)	83,937
Total assets	167,128,280

Liabilities
Payable to custodian	1,599
Payable for investments purchased	1,981,202
Payable for purchases of delayed delivery securities (Note 1)	13,242,502
Payable for shares of the fund repurchased	116,650
Payable for compensation of Manager (Note 2)	60,339
Payable for custodian fees (Note 2)	18,888
Payable for investor servicing fees (Note 2)	14,507
Payable for Trustee compensation and expenses (Note 2)	94,093
Payable for administrative services (Note 2)	522
Payable for distribution fees (Note 2)	15,822
Payable for variation margin on futures contracts (Note 1)	120
Unrealized depreciation on forward currency contracts (Note 1)	6,385
TBA sale commitments, at value (proceeds receivable $10,021,367) (Note 1)	10,035,938
Collateral on securities loaned, at value (Note 1)	1,357,125
Other accrued expenses	58,402
Total liabilities	27,004,094

Net assets	$140,124,186

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$123,558,491
Undistributed net investment income (Note 1)	804,449
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	5,752,996
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	10,008,250
Total — Representing net assets applicable to capital shares outstanding	$140,124,186

Computation of net asset value Class IA
Net assets	$63,131,900
Number of shares outstanding	5,318,440
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$11.87

Computation of net asset value Class IB
Net assets	$76,992,286
Number of shares outstanding	6,505,181
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$11.84

The accompanying notes are an integral part of these financial statements.

12 Putnam VT George Putnam Balanced Fund

Statement of operations
Six months ended 6/30/18 (Unaudited)

Investment income
Interest (including interest income of $98,889 from investments in affiliated issuers) (Note 5)	$830,914
Dividends (net of foreign tax of $7,521)	698,647
Securities lending (net of expenses) (Notes 1 and 5)	2,321
Total investment income	1,531,882

Expenses
Compensation of Manager (Note 2)	366,839
Investor servicing fees (Note 2)	49,579
Custodian fees (Note 2)	17,847
Trustee compensation and expenses (Note 2)	3,965
Distribution fees (Note 2)	95,688
Administrative services (Note 2)	1,551
Auditing and tax fees	40,314
Other	22,324
Total expenses	598,107

Expense reduction (Note 2)	(1,496)
Net expenses	596,611

Net investment income	935,271

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	5,980,033
Foreign currency transactions (Note 1)	416
Forward currency contracts (Note 1)	95,204
Futures contracts (Note 1)	(38,283)
Written options (Note 1)	14,258
Total net realized gain	6,051,628

Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(5,270,887)
Assets and liabilities in foreign currencies	(951)
Forward currency contracts	79,117
Futures contracts	(7,884)
Written options	(2,993)
Total change in net unrealized depreciation	(5,203,598)

Net gain on investments	848,030

Net increase in net assets resulting from operations	$1,783,301

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 13

Statement of changes in net assets

	Six months
	ended	Year ended
	6/30/18*	12/31/17
Increase (decrease) in net assets
Operations:
Net investment income	$935,271	$1,700,366
Net realized gain on investments and foreign currency transactions	6,051,628	10,816,285
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(5,203,598)	6,474,059
Net increase in net assets resulting from operations	1,783,301	18,990,710
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(583,026)	(1,178,815)
Class IB	(527,154)	(1,021,685)
Increase (decrease) from capital share transactions (Note 4)	(3,862,088)	1,764,662
Total increase (decrease) in net assets	(3,188,967)	18,554,872
Net assets:
Beginning of period	143,313,153	124,758,281
End of period (including undistributed net investment income of $804,449 and $979,358, respectively)	$140,124,186	$143,313,153

* Unaudited.

The accompanying notes are an integral part of these financial statements.

14 Putnam VT George Putnam Balanced Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
6/30/18†	$11.82	.09	.07	.16	(.11)	(.11)	$11.87	1.37*	$63,132	.35*	.73*	91*[e]
12/31/17	10.44	.15	1.43	1.58	(.20)	(.20)	11.82	15.29	65,849.72		1.39	191[e]
12/31/16	9.83	.16	.65	.81	(.20)	(.20)	10.44	8.40	64,354	.73[g]	1.65[g]	216[e]
12/31/15	10.12	.15	(.24)	(.09)	(.20)	(.20)	9.83	(.96)	67,397.72		1.45	223[e]
12/31/14	9.29	.15	.85	1.00	(.17)	(.17)	10.12	10.93	78,207.73		1.56	215[e]
12/31/13	8.00	.15	1.31	1.46	(.17)	(.17)	9.29	18.46	83,435.73		1.74	79[f]
Class IB
6/30/18†	$11.78	.07	.07	.14	(.08)	(.08)	$11.84	1.22*	$76,992	.48*	.60*	91*[e]
12/31/17	10.40	.13	1.42	1.55	(.17)	(.17)	11.78	15.08	77,464.97		1.14	191[e]
12/31/16	9.79	.14	.64	.78	(.17)	(.17)	10.40	8.12	60,405	.98[g]	1.40[g]	216[e]
12/31/15	10.08	.12	(.24)	(.12)	(.17)	(.17)	9.79	(1.23)	62,833.97		1.20	223[e]
12/31/14	9.25	.13	.85	.98	(.15)	(.15)	10.08	10.68	76,100.98		1.31	215[e]
12/31/13	7.97	.13	1.30	1.43	(.15)	(.15)	9.25	18.09	83,799.98		1.49	79[f]

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
December 31, 2013	187%

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 15

Notes to financial statements 6/30/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2018 through June 30, 2018.

Putnam VT George Putnam Balanced Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that we believe will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of

16 Putnam VT George Putnam Balanced Fund

the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform.

With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other

Putnam VT George Putnam Balanced Fund 17

asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,357,125 and the value of securities loaned amounted to $1,327,928.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $138,302,724, resulting in gross unrealized appreciation and depreciation of $13,915,795 and $4,203,928, respectively, or net unrealized appreciation of $9,711,867.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 32.3% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.259% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

18 Putnam VT George Putnam Balanced Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$22,568
Class IB	27,011
Total	$49,579

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $46 under the expense offset arrangements and by $1,450 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $105, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities, including
TBA commitments
(Long-term)	$124,130,576	$129,186,381
U.S. government securities
(Long-term)	—	—
Total	$124,130,576	$129,186,381

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/18		Year ended 12/31/17		Six months ended 6/30/18		Year ended 12/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	71,416	$847,993	140,844	$1,570,671	557,711	$6,596,618	1,592,212	$17,623,659
Shares issued in connection with
reinvestment of distributions	50,654	583,026	109,657	1,178,815	45,919	527,154	95,218	1,021,685
	122,070	1,431,019	250,501	2,749,486	603,630	7,123,772	1,687,430	18,645,344
Shares repurchased	(372,710)	(4,435,364)	(847,263)	(9,395,024)	(676,406)	(7,981,515)	(918,780)	(10,235,144)
Net increase (decrease)	(250,640)	$(3,004,345)	(596,762)	$(6,645,538)	(72,776)	$(857,743)	768,650	$8,410,200

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/17	Purchase cost	Sale proceeds	Investment income	6/30/18
Short-term investments
Putnam Cash Collateral Pool, LLC*	$1,262,000	$10,459,530	$10,364,405	$12,520	$1,357,125
Putnam Short Term Investment
Fund**	13,748,601	15,062,947	17,253,217	98,889	11,558,331
Total Short-term investments	$15,010,601	$25,522,477	$27,617,622	$111,409	$12,915,456

*No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Putnam VT George Putnam Balanced Fund 19

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$56,000
Written equity option contracts (contract amount)	$56,000
Futures contracts (number of contracts)	8
Forward currency contracts (contract amount)	$7,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Investments,
Foreign exchange contracts	Receivables	$83,937	Payables	$6,385
Investments,
	Receivables, Net		Payables, Net assets —
	assets — Unrealized		Unrealized
Equity contracts	appreciation	—	depreciation	7,884*
Total		$83,937		$14,269

*Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$—	$95,204	$95,204
Equity contracts	(20,614)	(38,283)	—	(58,897)
Total	$(20,614)	$(38,283)	$95,204	$36,307

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$—	$79,117	$79,117
Equity contracts	7,620	(7,884)	—	(264)
Total	$7,620	$(7,884)	$79,117	$78,853

20 Putnam VT George Putnam Balanced Fund

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

						Merrill
						Lynch,
	Bank of			Goldman	JPMorgan	Pierce,	State Street		WestPac
	America	Barclays	Citibank,	Sachs Inter-	Chase Bank	Fenner &	Bank and		Banking
	N.A.	Bank PLC	N.A.	national	N.A.	Smith, Inc.	Trust Co.	UBS AG	Corp.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Forward currency contracts#	4,101	14,840	10,375	19,732	2,103	—	23,443	8,987	356	83,937
Total Assets	$4,101	$14,840	$10,375	$19,732	$2,103	$—	$23,443	$8,987	$356	$83,937
Liabilities:
Futures contracts§	—	—	—	—	—	120	—	—	—	120
Forward currency contracts#	995	—	—	—	—	—	—	5,390	—	6,385
Total Liabilities	$995	$—	$—	$—	$—	$120	$—	$5,390	$—	$6,505
Total Financial and
Derivative Net Assets	$3,106	$14,840	$10,375	$19,732	$2,103	$(120)	$23,443	$3,597	$356	$77,432
Total collateral
received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$3,106	$14,840	$10,375	$19,732	$2,103	$(120)	$23,443	$3,597	$356
Controlled collateral
received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $52,474.

Note 9 — New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Putnam VT George Putnam Balanced Fund 21

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage

22 Putnam VT George Putnam Balanced Fund

commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least April 30, 2020. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on

Putnam VT George Putnam Balanced Fund 23

their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper VP (Underlying Funds) — Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period
2nd	1st	1st

Over the one-year, three-year and five-year periods ended December 31, 2017, there were 152, 142 and 136 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

24 Putnam VT George Putnam Balanced Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Kenneth R. Leibler, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	Robert E. Patterson
George Putnam, III
Marketing Services	Legal Counsel	Robert L. Reynolds
Putnam Retail Management	Ropes & Gray LLP	Manoj P. Singh
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT George Putnam Balanced Fund 25

This report has been prepared for the shareholders	H504
of Putnam VT George Putnam Balanced Fund.	VTSA021 312013 8/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: August 28, 2018